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                                                                     Exhibit 10G

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     AMENDMENT NO. 1, dated as of July 22, 1998 (this "Amendment"), to the CREDIT AGREEMENT, dated as of May 21, 1998 (the "Credit Agreement"), among Apogee Enterprises, Inc., a Minnesota corporation (the "Borrower"), each of the lenders from time to time parties thereto (collectively, the "Lenders"), and The Bank of New York, as L/C Issuer, Administrative Agent for the Lenders and Swing Line Lender.

     THE PARTIES hereby agree as follows:

     Section 1. Amendments.

     Pursuant to Section 11.05 of the Credit Agreement, the parties hereby agree to amend the Credit Agreement as follows:

          (a) The definition of "Applicable Margin" in Section 1.01(c) of the Credit Agreement shall be amended to read in its entirety as follows:

          "`Applicable Margin' means, at any date and with respect to each Loan, the applicable margin set forth below based upon the Debt/EBITDA Ratio as of such date (it being understood that measurement of the Debt/EBITDA as of any Measurement Date is sufficient for this purpose):

                                                      Applicable Margin
                                                 ----------------------------
         Debt/EBITDA Ratio                       ABR Loans   Eurodollar Loans
         -----------------                       ---------   ----------------
         4.00 or greater                            0.250%          1.500%
         3.50 or greater, but less than 4.00        0.000           1.250
         3.00 or greater, but less than 3.50        0.000           1.125
         2.50 or greater, but less than 3.00        0.000           0.750
         2.00 or greater, but less than 2.50        0.000           0.625
         Less than 2.00                             0.000           0.500

     Notwithstanding the foregoing:

               (i) Prior to the date of final determination of EBITDA for the fiscal quarter of the Borrower to end on November 28, 1998, the Applicable Margin for Eurodollar Loans shall not be less than 1.125%; and
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               (ii) If the Subordinated Debt Transaction shall not have been completed on or prior to December 31, 1998, then the Applicable Margin shall be 0.250% per annum above the rate otherwise determined until the Security Release Date."

          (b) Section 3.07(a) of the Credit Agreement shall be amended to read in its entirety as follows:

               "(a) The Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Lenders, on the last day of each calendar quarter of each year, commencing with the first such day after the Effective Date, and on the Commitment Termination Date, a fee (the "Commitment Fee") computed by applying
          (i) the applicable percentage per annum set forth below based on the Debt/EBITDA Ratio on each day during the then-ending quarter (or shorter period ending with the Commitment Termination Date) (it being understood that measurement of the Debt/EBITDA as of any Measurement Date is sufficient for this purpose) to (ii) the Available Commitment on such day:

                                                       Commitment Fee Percentage
              Debt/EBITDA Ratio                                Per Annum
              -----------------                        -------------------------
              4.00 or greater                                  0.350%
              3.50 or greater, but less than 4.00              0.300
              3.00 or greater, but less than 3.50              0.250
              2.50 or greater, but less than 3.00              0.225
              2.00 or greater, but less than 2.50              0.175
              Less than 2.00                                   0.125


          Prior to the date of final determination of EBITDA for the fiscal quarter of the Borrower to end on November 28, 1998, the Commitment Fee percentage per annum shall not be less than 0.250%."

          (c) Section 10.03(a) of the Credit Agreement shall be amended to read in its entirety as follows:

               "Section 10.03 Assignments. (a) Any Lender may at any time assign to one or more financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, pursuant to an instrument, in substantially the form of Exhibit F (an "Assignment and Acceptance"), executed by such Assignee and such transferor Lender, with (and subject to) the signed consent of the Borrower (which consent shall not be unreasonably withheld, provided that it shall not be unreasonable to withhold consent if such assignment would result in there being more than fifteen (15) Lenders (such number


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          to be increased to twenty (20) Lenders should the Subordinated Debt
          Transaction not be consummated within 135 days of the Effective Date)) and the Administrative Agent (which consent shall not be unreasonably withheld); provided that (i) the foregoing consent requirement shall not be applicable in the case of an assignment or other transfer by any Lender to an Eligible Affiliate of such Lender, to another Lender or to a Federal Reserve Bank, (ii) the aforementioned consent of the Borrower shall not be required if there shall have occurred an Event of Default that is continuing and (iii) a Lender may only make an assignment or other transfer of its Loans or Commitment in the minimum amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof unless such Lender's Loans or Commitment is less than $5,000,000, in which case such Lender may only make an assignment or other transfer of all of its Loans or Commitment. Upon execution and delivery of an Assignment and Acceptance and payment by such Assignee to such transferring Lender of an amount equal to the purchase price agreed between such transferring Lender and such Assignee and payment by the transferring Lender or the Assignee of an assignment fee of $3,500 to the Administrative Agent, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Acceptance, and the transferring Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required."

     Section 2. Miscellaneous.

          (a) All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

          (b) All provisions in Article XI of the Credit Agreement shall apply to this Amendment with equal force and effect as if restated completely herein.

          (c) Except as set forth in Section 1 hereof, the Credit Agreement shall remain in full force and effect without amendment, modification or waiver. Execution and delivery hereof by a Lender shall not preclude the exercise by such Lender of any rights under the Credit Agreement (as amended by Section 1 hereof).

          (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

          (e) This Amendment shall be effective on the first date as of which a counterpart hereof has been executed and delivered to the Administrative Agent under the Credit Agreement by the Borrower and the Required Lenders under the Credit Agreement.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       APOGEE ENTERPRISES, INC.


                                       By: /s/Gary R. Johnson
                                           -------------------------------------
                                           Name: Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer


                                       THE BANK OF NEW YORK, as
                                       Administrative Agent, L/C Issuer
                                       and Swing Line Lender in the
                                       Credit Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                          Name:  Richard A. Raffetto
                                          Title: Vice President


                                       THE BANK OF NEW YORK, as
                                       a Lender in the Credit Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title: Vice President


                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       a Syndication Agent and as a Lender in
                                       the Credit Agreement


                                       By: /s/ Matthew A. Ross
                                           -------------------------------------
                                       Name: Matthew A. Ross
                                       Title: Vice President


                                       HARRIS TRUST AND SAVINGS BANK, as
                                       a Documentation Agent and as a Lender in the Credit Agreement


                                       By: /s/ Catherine C. Ciolek
                                           -------------------------------------
                                       Name:  Catherine C. Ciolek
                                       Title: Vice President


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